UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549
FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934
June 28, 2017
Date of report (Date of earliest event reported)
Condor Hospitality Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)
1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)  On June 28, 2017, J. William Blackham, President and Chief Executive of Condor Hospitality Trust, Inc. (the "Company"), and the Company entered into an amendment of Mr. Blackham's employment agreement to provide:
•	cancellation of previously awarded LTIPs (long-term incentive awards);
•
grant of 73,385 restricted shares of common stock to Mr. Blackham, with vesting commencing March 29, 2018 through March 29, 2022, subject to continued employment, with vesting acceleration on change-in-control, termination without cause or good reason, death or disability;

•
that 36,692 shares of common stock may be earned by him for each share price target from $11 to $18 (dollar increments) when first achieved, if achieved prior to March 31, 2022, based on weighted market sales price over 60 consecutive trading days;

•
that from 11,741 shares to 19,569 shares of common stock may be earned by him if the Company achieves 85% to 101% of budgeted funds from operation ("FFO") for a fiscal year, 2017 through 2021; with an additional 391 shares earned for a fiscal year for each 2% above 101% FFO target achieved, up to a maximum of additional 3,910 shares for the year; and

•	for the extension of the term of his employment agreement to March 31, 2022.
A copy of the amendment is filed as Exhibit 10.1 to this Form 8-K and incorporated by this reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 28, 2017, the Board of Directors of the Company amended the Bylaws to delete the sentence "A majority of the members of any committee so appointed shall be Independent Directors." from Article IV, Section 1 of the Bylaws, in order to facilitate future formation of special committees.  A copy of the Bylaws, as amended, is attached to this Form 8-K as Exhibit 3.1.
Item 9.01.  Financial Statements and Exhibits.
(d)	Exhibits.
3.1	Bylaws of Condor Hospitality Trust, Inc., as amended on June 28, 2017
10.1	Amendment of Employment Agreement dated June 28, 2017 between J. William Blackham and Condor Hospitality Trust, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Condor Hospitality Trust, Inc.

Date: June 30, 2017	By: /s/ Arinn Cavey
Name: Arinn Cavey
Title: Chief Accounting Officer

EXHIBIT INDEX
Exhibit	Description
3.1	Bylaws of Condor Hospitality Trust, Inc., as amended on June 28, 2017
10.1	Amendment of Employment Agreement dated June 28, 2017 between J. William Blackham and Condor Hospitality Trust, Inc.